UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2020

VISTRA ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change Uncontested Election of Directors.

On March 13, 2020, the Board of Directors (the “Board”) of Vistra Energy Corp. (the “Company”) approved an amendment (the “Bylaws Amendment”) to Section 3.2 of the Restated Bylaws of the Company (as amended by the Bylaws Amendment, the “Bylaws”) to implement majority voting for directors in uncontested elections. Accordingly, a director nominee will be elected only upon the affirmative vote of a majority of the total votes cast, which means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election. Votes cast do not include abstentions or shares as to which a shareholder gives no authority or discretion, including “broker non-votes.” Prior to the adoption of the Bylaws Amendment, members of the Board were elected by a plurality of votes cast, whether or not the election was contested, and the Bylaws retain plurality voting for contested director elections.

The Board also approved an amendment to the Company’s Corporate Governance Guidelines to provide that incumbent directors who fail to receive a majority of votes are required to promptly tender a letter of resignation to the Nominating and Governance Committee of the Board, which will make a recommendation to the Board on whether to accept or reject the resignation. The revised Corporate Governance Guidelines are available on the Company’s website at https://www.vistraenergy.com/wp-content/uploads/2020/03/VST-Corporate-Governance-Guidelines-FINAL-revisions-majority-voting.pdf.

This summary description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Restated Bylaws

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Energy Corp.

Dated: March 18, 2020	/s/ Stephanie Zapata Moore
	Name:	Stephanie Zapata Moore
	Title:	Executive Vice President, General Counsel, and Corporate Secretary